UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Apple Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Apple Inc.

IMPORTANT ANNUAL MEETING INFORMATION

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Apple Inc. Shareholder Meeting Notice & Admission Ticket

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Important Notice Regarding the Availability of Proxy Materials for the

Apple Inc. Shareholder Meeting to be Held on February 23, 2012

The proxy materials for Apple Inc.’s annual meeting are available on the Internet or by mail. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and Form 10-K are available at:

www.investorvote.com/AAPL

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to www.investorvote.com/AAPL.

Step 2: Click the View button(s) to access the proxy materials.

Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before February 9, 2012 to facilitate timely delivery.

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Apple Inc. Shareholder Meeting Notice & Admission Ticket

The Apple Inc. 2012 Annual Meeting of Shareholders will be held on February 23, 2012 at 1 Infinite Loop, Building 4, Cupertino, California 95014, at 10:00 a.m. Pacific Standard Time. Upon arrival, please present this admission ticket and photo identification at the registration desk.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends that you vote FOR the following proposals:

1. Election of Directors: William V. Campbell, Timothy D. Cook, Millard S. Drexler, Al Gore, Robert A. Iger, Andrea Jung, Arthur D. Levinson, and Ronald D. Sugar.
2. Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2012.
3. An advisory vote on executive compensation.

The Board of Directors recommends that you vote AGAINST the following proposals:

4. A shareholder proposal entitled "Conflict of Interest Report."
5. A shareholder proposal entitled "Shareholder Say on Director Pay."
6. A shareholder proposal entitled "Report on Political Contributions and Expenditures."
7. A shareholder proposal entitled "Adopt a Majority Voting Standard for Director Elections."

Other business as may properly come before the annual meeting and postponement(s) or adjournment(s) thereof may be transacted at the meeting.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions:

FROM SAN JOSE:
Take 280 northbound.
Take the De Anza Blvd. exit.
Make a left onto De Anza Blvd. (at signal).
Make a left onto Mariani Avenue.
Enter Infinite Loop Parking Lot at the end of Mariani Avenue.
Proceed to Building 4 (to Apple Town Hall).

FROM SAN FRANCISCO:
Take 280 southbound.
Take the De Anza Blvd. exit.
Make a right onto De Anza Blvd. (at signal).
Make a left onto Mariani Avenue.
Enter Infinite Loop Parking Lot at the end of Mariani Avenue.
Proceed to Building 4 (to Apple Town Hall).


85N
Mountain View
280N
San Francisco
Hollenbeck
Homestead
De Anza
Stevens Creek
280S
San Jose
Stelling
Mc Clellan
Wolfe
N
85S
Campbell
= APPLE TOWN HALL

Attendance at the 2012 Annual Meeting of Shareholders is limited to shareholders. Admission to the meeting will be on a first-come, first-served basis. Apple Inc. has opted to provide the Annual Report on Form 10-K for the fiscal year ended September 24, 2011 in lieu of producing a glossy annual report.

Here's how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet or email following the instructions below. If you request an email copy of current materials, you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→ **Internet** – Go to **www.investorvote.com/AAPL**. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→ **Telephone** – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→ **Email** – Send email to investorvote@computershare.com with "Proxy Materials Apple Inc." in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and order a paper or email copy of the current meeting materials. You can also state your preference for email or paper delivery of future meeting materials.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by February 9, 2012.

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